EXHIBIT  99.8

                               UNAUDITED PRO FORMA
                    COMBINED CONSOLIDATED FINANCIAL STATEMENTS

HOW  THE  PRO  FORMA  FINANCIAL  STATEMENTS  WERE  PREPARED

     The following unaudited pro forma combined financial statements give effect to the proposed merger of SpaceDev and Starsys using the purchase method of accounting, as required by Statement of Financial Accounting Standard No. 141, "Business Combinations." SpaceDev will legally be acquiring Starsys and will be viewed for accounting purposes as the "accounting acquirer." Under this method of accounting, the combined company will allocate the purchase price to the fair value of assets of Starsys deemed to be acquired, including identifiable intangible assets and goodwill. The purchase price allocation is subject to revision when the combined company obtains additional information regarding asset valuation. The unaudited pro forma combined financial statements are based on respective historical consolidated financial statements and the accompanying notes of SpaceDev, and those of Starsys included herein.

The unaudited pro forma combined statements of operations for the year ended December 31, 2004 and the nine months ended September 30, 2005 assume the merger took place on January 1, 2004. The unaudited pro forma combined balance sheet assumes the merger took place on September 30, 2005. The unaudited pro forma combined statement of operations for the year ended December 31, 2004 combines SpaceDev's historical statement of operations for the year ended December 31, 2004 with Starsys' historical statement of operations for the year ended December 31, 2004. The pro forma combined statement of operations for the nine months ended September 30, 2005 combines SpaceDev's historical statement of operations for the nine months ended September 30, 2005 with Starsys' historical statement of operations for the nine months ended September 30, 2005. The unaudited pro forma combined balance sheet combines SpaceDev's historical balance sheet as of September 30, 2005 with Starsys' historical balance sheet as of September 30, 2005.

THESE  PRO  FORMA  FINANCIAL  STATEMENTS  HAVE  BEEN  BASED  ON  ASSUMPTIONS

     The unaudited pro forma combined financial statements data is based on estimates and assumptions described in the notes to them. This data is presented for information purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of SpaceDev that would have been reported had the merger been completed as of the dates presented, and should not be taken as representative of future consolidated results of operations or financial condition of SpaceDev.

YOU  SHOULD  READ  THESE  PRO  FORMA  UNAUDITED COMBINED FINANCIAL STATEMENTS IN
CONJUNCTION  WITH  EACH  COMPANY'S  HISTORICAL  FINANCIAL  STATEMENTS

     The unaudited pro forma combined financial statements should be read in Conjunction with the related notes included in this joint proxy statement/prospectus and the consolidated audited and unaudited financial statements of SpaceDev and the consolidated audited and unaudited financial statements of Starsys included in this joint proxy statement/prospectus. The unaudited pro forma combined financial statements are not necessarily indicative of what the actual results of operations and financial position would have been had the merger taken place on January 1, 2004 or September 30, 2005, and do not indicate future results of operations or financial position.

             UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET



-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                     SEPTEMBER 30, 2005
                                 ----------------------------------------------------------------------------------
                                            HISTORICAL
                                 -------------------------------
                                 SPACEDEV             STARSYS     TOTAL PRO FORMA ADJUSTMENTS        PRO FORMA
                                 -----------------    ----------  -----------------------------      --------------
 ASSETS

 CURRENT ASSETS
    Cash. . . . . . . . . . . .  $      4,022,243     $  216,934     $  (6,194,536)  (d) & (e)       $  (1,955,359)
    Accounts receivable . . . .         1,096,645      3,045,479                 -                       4,142,124
    Inventory . . . . . . . . .                 -        311,649                 -                         311,649
    Costs in excess of billings                 -      2,095,781                 -                       2,095,781
    Other current assets. . . .                 -        327,465           (236,025)  (f)                   91,440
    Work in Progress. . . . . .            10,412              -                  -                         10,412
    Note Receivable . . . . . .         1,326,453              -         (1,326,453)  (d)                        -
-------------------------------  -----------------    ----------     --------------------------      ---------------

 Total current assets . . . . .         6,455,753      5,997,308         (7,757,014)                     4,696,047

 FIXED ASSETs - Net . . . . . .           822,980      2,031,440                  -                      2,854,420

 GOODWILL . . . . . . . . . . .                 -              -         12,493,143  (a), (b) & (c)     12,493,143

 OTHER ASSETS . . . . . . . . .            64,469         26,469                  -                         90,938
-------------------------------  -----------------    ----------     --------------------------      ---------------
 TOTAL ASSETS . . . . . . . . .  $      7,343,202     $8,055,217     $    4,736,129                  $  20,134,548
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------



             UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET



--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     SEPTEMBER 30, 2005
                                                 -------------------------------------------------------------------------------
                                                            HISTORICAL
                                                 -------------------------------
                                                 SPACEDEV           STARSYS       TOTAL PRO FORMA ADJUSTMENTS     PRO FORMA
                                                 -----------------  ------------  -----------------------------   --------------
 LIABILITIES AND STOCKHOLDERSEQUITY

 CURRENT LIABILITIES
    Current portion of notes payable             $        18,797    $  6,014,536     $  (6,014,536)  (d) & (g)    $     18,797
    Current portion of capitalized lease
       obligations . . . . . .                             2,479          33,998                 -                      36,477
    Accounts payable and accrued expenses                398,443       1,291,739                 -                   1,690,182
    Accrued payroll, vacation and related taxes          350,145       1,079,268                 -                   1,429,413
    Customer deposits and deferred revenue . .           126,453               -          (126,453)  (d)                     -
    Billings in excess of costs incurred and
       estimated earnings.                                     -       1,073,751                 -                   1,073,751
    Provision for anticipated loss                             -       1,603,482                 -                   1,603,482
    Employee Stock Purchase Plan                           9,974               -                 -                       9,974
    Other accrued liabilities                            168,470         451,586                 -                     620,056
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 TOTAL CURRENT LIABILITIES .                           1,074,761      11,548,360        (6,140,989)                  6,482,132
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 DEFERRED GAIN - ASSETS HELD FOR SALE.                   859,996              -                   -                    859,996

 DEFERRED REVENUE. . . . . . . . . .                           -              -                   -                          -
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 TOTAL LIABILITIES . . . . . . . . . .                 1,934,757     11,548,360         (6,140,989)                  7,342,128
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 COMMITMENTS AND CONTINGENCIES

 STOCKHOLDERSEQUITY (DEFICIT)
    Convertible preferred stock. . .                         248              -                  -                         248
    Common stock . . . . . . . . . .                       2,231            520                (20)  (a) & (b)           2,731
    Additional paid-in capital . . .                  20,091,408         51,886           7,447,614  (a) & (b)      27,590,908
    Accumulated deficit. . . . . . .                 (14,685,442)    (3,545,549)          3,429,524  (b)           (14,801,467)
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 TOTAL STOCKHOLDERSEQUITY (DEFICIT). .                 5,408,445     (3,493,143)         10,877,118                 12,792,420
-----------------------------------------------  -----------------  ------------  -----------------------------   --------------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.     $     7,343,202    $ 8,055,217       $   4,736,129               $ 20,134,548
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


                  UNAUDITED PRO FORMA COMBINED CONSOLIDATED
                          STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31, 2004
                                                ----------------------------------------------------------------------------------
                                                                  HISTORICAL
                                                --------------------------------------------
                                                SPACEDEV                        STARSYS       PRO FORMA ADJUSTMENTS   PRO FORMA
                                                ------------------------------  ------------  ----------------------  ------------
 NET SALES . . . . . . . . . . . . . . . . . .  $                   4,890,743   $18,085,414   $                    -  $22,976,157
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 COST OF SALES . . . . . . . . . . . . . . . .                      3,820,683    18,720,454                        -  $22,541,137
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 GROSS MARGIN. . . . . . . . . . . . . . . . .                      1,070,060      (635,040)                       -  $   435,020
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 OPERATING EXPENSES
    Marketing and sales expense. . . . . . . .                        418,831             -                        -      418,831
    Research and development . . . . . . . . .                         39,473             -                        -       39,473
    Impairment of goodwill and development . .                              -             -                        -            -
    EMC - stock based compensation . . . . . .                              -             -                        -            -
    Stock and stock option based compensation.                              -             -                        -            -
    General and administrative . . . . . . . .                        467,471     4,472,103                        -    4,939,574
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 TOTAL OPERATING EXPENSES. . . . . . . . . . .                        925,775     4,472,103                        -    5,397,878
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 INCOME/(LOSS) FROM OPERATIONS . . . . . . . .                        144,285    (5,107,143)                       -   (4,962,858)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NON-OPERATING EXPENSE/(INCOME)
    Interest income. . . . . . . . . . . . . .                        (19,497)            -                        -      (19,497)
    Rental Income. . . . . . . . . . . . . . .                              -       (15,294)                       -      (15,294)
    Other Expense. . . . . . . . . . . . . . .                              -       528,264                        -      528,264
    Interest expense . . . . . . . . . . . . .                         52,077       288,761                        -      340,838
    Non-cash interest expense debt discount. .                              -             -                        -            -
    Gain on Building Sale. . . . . . . . . . .                       (117,272)            -                        -     (117,272)
    Loan Fee - Equity Compensation . . . . . .                      3,254,430             -                        -    3,254,430
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 TOTAL NON-OPERATING EXPENSE/(INCOME). . . . .                      3,169,739       801,731                        -    3,971,470
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 INCOME (LOSS) BEFORE INCOME TAXES . . . . . .                     (3,025,454)   (5,908,874)                       -   (8,934,328)
 Income tax provision. . . . . . . . . . . . .                          1,600      (317,014)                       -     (315,414)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NET INCOME (LOSS) . . . . . . . . . . . . . .  $                  (3,027,054)  $(5,591,860)  $                    -   (8,618,914)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NET INCOME (LOSS) PER SHARE:
      Net income (loss). . . . . . . . . . . .  $                       (0.16)  $    (10.74)  $                    -  $     (0.37)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
      Weighted-Average Shares Outstanding. . .                     18,610,141       520,447         4,479,553  (a)      23,089,694
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                  UNAUDITED PRO FORMA COMBINED CONSOLIDATED
                          STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31, 2004
                                                ----------------------------------------------------------------------------------
                                                                  HISTORICAL
                                                --------------------------------------------
                                                SPACEDEV                        STARSYS       PRO FORMA ADJUSTMENTS   PRO FORMA
                                                ------------------------------  ------------  ----------------------  ------------
 NET SALES . . . . . . . . . . . . . . . . . .  $                   5,942,558   $13,597,334   $                    -  $19,539,892
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 COST OF SALES . . . . . . . . . . . . . . . .                      4,571,505    11,087,931                        -  $15,659,436
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 GROSS MARGIN. . . . . . . . . . . . . . . . .                      1,371,053     2,509,403                        -  $ 3,880,456
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 OPERATING EXPENSES
    Marketing and sales expense. . . . . . . .                        493,344             -                        -      493,344
    Research and development . . . . . . . . .                              -             -                        -            -
    Impairment of goodwill and development . .                              -             -                        -            -
    EMC - stock based compensation . . . . . .                              -             -                        -            -
    Stock and stock option based compensation.                              -             -                        -            -
    General and administrative . . . . . . . .                        654,524     3,572,194            116,025  (f)     4,342,743
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 TOTAL OPERATING EXPENSES. . . . . . . . . . .                      1,147,868     3,572,194            116,025  (f)     4,836,087
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 INCOME/(LOSS) FROM OPERATIONS . . . . . . . .                        233,185    (1,062,791)          (116,025) (f)      (955,631)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NON-OPERATING EXPENSE/(INCOME)
    Interest income. . . . . . . . . . . . . .                        (69,632)      (75,998)                       -     (145,630)
    Rental Income. . . . . . . . . . . . . . .                              -        (3,250)                       -       (3,250)
    Other Expense. . . . . . . . . . . . . . .                              -             -                        -            -
    Interest expense . . . . . . . . . . . . .                          2,283       378,513                        -      380,796
    Non-cash interest expense debt discount. .                              -             -                        -            -
    Gain on Building Sale. . . . . . . . . . .                        (87,953)            -                        -      (87,953)
    Loan Fee - Equity Compensation . . . . . .                         28,875             -                        -       28,875
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 TOTAL NON-OPERATING EXPENSE/(INCOME). . . . .                       (126,427)      299,265                        -      172,838
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 INCOME (LOSS) BEFORE INCOME TAXES . . . . . .                        349,612    (1,362,056)          (116,025) (f)    (1,128,469)
 Income tax provision. . . . . . . . . . . . .                          1,200             -                        -        1,200
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NET INCOME (LOSS) . . . . . . . . . . . . . .  $                     348,412)  $(1,362,056)  $       (116,025) (f)    (1,129,669)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
 NET INCOME (LOSS) PER SHARE:
      Net income (loss). . . . . . . . . . . .  $                        0.02   $     (2.62)  $          (0.03)       $     (0.04)
----------------------------------------------  ------------------------------  ------------  ----------------------  ------------
      Weighted-Average Shares Outstanding. . .                     21,777,211       520,447          4,479,553  (a)     26,256,764
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



                    NOTES TO THE UNAUDITED PRO FORMA COMBINED
                             CONSOLIDATED STATEMENTS

     The unaudited pro forma combined consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States after eliminating all material intercompany accounts and transactions. The acquisition of Starsys is being accounted for under the purchase method of accounting.

     The purchase price of Starsys is approximately $9.0 million and is proposed to be allocated as follows:





Current, tangible and identifiable intangible assets  $ 8,055,217
Liabilities assumed. . . . . . . . . . . . . . . . .   11,548,360
----------------------------------------------------  ------------
Net liabilities. . . . . . . . . . . . . . . . . . .   (3,493,143)
Implied Intangibles/Goodwill . . . . . . . . . . . .   12,493,143
----------------------------------------------------  ------------
Total purchase consideration . . . . . . . . . . . .  $ 9,000,000
----------------------------------------------------  ------------

Comprised of:
Cash . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,500,000
Stock consideration. . . . . . . . . . . . . . . . .    7,500,000

Total purchase consideration . . . . . . . . . . . .  $ 9,000,000
----------------------------------------------------  ------------




     Under the terms of the agreement and in accordance with SFAS No. 141, for accounting purposes, SpaceDev has been deemed to be the acquirer. The cash and stock consideration has been calculated by taking the outstanding common shares of Starsys as of September 30, 2005, of approximately 520,000 shares of common stock, and dividing it into the $9.0 million in cash and equity in SpaceDev. This calculation results in a purchase consideration greater than the net book value of Starsys as of September 30, 2005. This difference has been reflected as an increase in the carrying value of the acquired intangible assets of SpaceDev. At this time, the combined Company has not completed an independent valuation and the allocation of the purchase price has not been completed. Thus, these numbers do not include the effects, if any; of adjustments that might result from the amortization of any potential identifiable intangible assets (separate from goodwill). In addition, the purchase price excludes any reorganization costs. For purposes of this presentation, the purchase price excludes the impact of any value attributable to assumed stock options as their value was not deemed to be material based on the value of the consideration to be issued in the merger.

THE  FOLLOWING  PRO  FORMA  ADJUSTMENTS  HAVE  BEEN  RECORDED  TO  REFLECT  THE
ACQUISITION:

     Combined Consolidated Balance Sheet-adjustments to reflect the acquisition as if it had occurred on September 30, 2005.

(a) The issuance of approximately 5.0 million SpaceDev common shares, and options for the issued and outstanding common stock and outstanding options of Starsys, at a total value of $7.5 million. The common shares of SpaceDev increase by approximately $500 and additional paid in capital increased by approximately $7,499,500.

(b)  Elimination  of  Starsys  pre-acquisition shareholders' equity, as follows:



    Common stock . . . . . . .  $     (520)
    Additional paid-in capital     (51,886)
    Accumulated deficit. . . .   3,545,549
------------------------------  -----------
                                $3,493,143
                                -----------



(c) Excess of the fair value of purchase consideration over the fair value of the net tangible assets and identifiable intangible assets acquired. This excess has been recorded in the pro forma statements as an increase in the carrying value of the acquired intangible assets of Starsys. The final figure for intangibles and/or goodwill will be increased by any reduction in net assets at the date of closure of the acquisition and by the reorganization costs which will be incurred as a result of the transaction.

     (d) Elimination of approximately $4.6 million of short term debt of Starsys as required by the Agreement and Plan of Merger. Also, the forgiveness of approximately $1.3 million of notes receivable and applicable fees from SpaceDev to Starsys also based on the Agreement and Plan of Merger.

     (e) Cash consideration at close of $1.5 million to Starsys and Starsys shareholders by SpaceDev, Inc. The actual allocation of the purchase price will not occur until the closing and will be based on the respective fair values of the assets and liabilities of Starsys at that time.

     (f) For the total of $236,025 pro forma adjustment in current assets represents the release of the $120,000 fee on the Bridge Loan as well as the payment of loan premium to Starsys shareholders at close and deferred legal and other closing costs to be paid by Starsys at closing in the amount of $116,025.

     (g) Represent remaining debt in the amount of $94,536 for the remaining short term notes payable in which Starsys will pay at time of closing.


The unaudited pro forma combined consolidated information reflects our best estimates; however the actual financial position and results of operations may differ from the pro forma amounts reflected herein because of various factors, including, without limitation, access to additional information, changes in value and changes in operating results between the date of preparation of the unaudited pro forma combined consolidated financial information and the date on which the acquisition closes. However, in the opinion of management any final adjustments will not be material to the future financial position and/or results of operations of SpaceDev.